UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

___________________________________________

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

_____________________________________________

Delaware	000-26309	98-0200741
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

4235 Commerce Street
Little River, South Carolina	29566
(Address of Principal Executive Office)	(Zip code)

(843) 390-2500

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

        On August 5, 2004, the Registrant issued a press release announcing they formally requested dequotation from the Borse-Berlin-Bremen Exchange. The Registrant recently discovered their common stock was being traded on the Borse-Berlin-Bremen Exchange in Germany, under the stock symbol "NTUH," the Registrant's former OTC:BB symbol. The Registrant also reported that Pentagon Technical Services' new lab tests reveal encouraging results for the petroleum industry. Dr. Joseph Bennett, Director of the Water Quality Lab at Coastal Carolina University, provided laboratory testing results of aliquots of petroleum well water, used for downhole fracturing of rock, that was treated with the Registrant's 1% EcaFlo anolyte solution. According to Dr. Joseph Bennett, the tests showed total bacteria kill in less than 10 minutes. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99    Press Release, dated August 5, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

                                                                                        By: /S/William E. Prince

                                                                                              William E. Prince, President

Date: August 9, 2004